SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 22, 2010

Date of report (Date of earliest event reported)

Rotate Black, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	0-14039	75-3225181
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

932 Spring Street, Suite 201

PETOSKEY, MI   49770

(Address of Principal Executive Offices) (Zip Code)

231/347-0777

(Registrant's telephone number, including area code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

This Current Report on Form 8-K/A is being filed by Rotate Black, Inc. (the "RBI") to amend and supplement its Current Report on Form 8-K dated January 14, 2010 and filed on January 15, 2010 (the "Prior Report").  The Prior Report, among other matters, announced written determinations received by RBI's gaming subsidiary, Rotate Black Gaming, Inc. ("RB Gaming") from the Seneca Gaming Authority ("SGA").  The determinations found our gaming subsidiary and four of our officers unsuitable to be issued a Class III Gaming License by the SGA.  On January 19, 2010, each of RB Gaming and the four officers filed appellant petitions with the SGA to review their initial determinations of suitability.  We believe the appellant petitions provide both a factual and legal basis for the SGA to reverse its initial determinations.   Current communications with the SGA have been productive and although we can provide no assurance, we expect that after their careful review of the briefs and oral presentations, the SGA should grant Class III licenses to RB Gaming and to the four named individuals similar to the over 50 different gaming jurisdictions in which Rotate Black officers have been granted Class III Gaming licenses, including Colorado, Nevada, Mississippi and New Jersey.

In addition, in clarification of our rights and obligations to continue to pursue the Catskills development project with the Seneca Nation of Indians  (the "Nation"), on December 23, 2009, the Nation issued an Executive Order ("Executive Order") providing that it was "in the Nation's best interests" that RB Gaming "continue to pursue a Catskills Class III gaming facility on behalf of the Nation" during the SGA appeal process and designated RB Gaming "a Presidential Representative" to pursue such Catskills project "consistent with terms of the Agreements".  The above summary of the Executive Order is a summary only and is qualified in its entirety by the Executive Order, which is attached as Exhibit 99.1 to this Form 8-K/A.

Forward Looking Statement

Certain statements contained in this form 8K regarding matters that are not historical facts may be forward-looking statements. Because such forward-looking statements include risks and uncertainties, actual results may differ materially from those expressed in or implied by such forward-looking statement, including, but not limited to whether the SGA will grant Class III licenses to RB Gaming and the four named individuals.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	President’s Officer Executive Order

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Rotate Black, Inc.
(Registrant)

By:	/s/ John C. Paulsen
John C. Paulsen Chief Executive Office

Date:  January 22, 2010